UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2005

Date of Report (Date of earliest event reported)

THREE-FIVE SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-4373	86-0654102

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281

(Address of Principal Executive Offices) (Zip Code)

(602) 389-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The registrant is furnishing this Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a press release released on February 9, 2005, a copy of which is filed herewith as Exhibit 99.1. In addition, on February 9, 2005, the registrant hosted a conference call to discuss its financial results for the fourth quarter and year ended December 31, 2004. A full transcript of this conference call is filed herewith as Exhibit 99.2.

     The information in this Report on Form 8-K (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

     The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

     The text included with this Report and the conference call audio replay are available on the registrant’s website located at www.tfsc.com, although the registrant reserves the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number
99.1	Press release from Three-Five Systems, Inc., dated February 9, 2005, entitled “TFS Announces Fourth Quarter and Full Year Financial Results”
99.2	Transcript of conference call held on February 9, 2005

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREE-FIVE SYSTEMS, INC.
Date: February 9, 2005	By:	/s/ Jack L. Saltich
Jack L. Saltich
President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press release from Three-Five Systems, Inc., dated February 9, 2005, entitled “TFS Announces Fourth Quarter and Full Year Financial Results”

99.2	Transcript of Conference call held on February 9, 2005.